N-SAR FILING
                           THRIVENT SERIES FUND, INC.

                            Affiliated Underwritings
                     For 6-month period ending June 30, 2009


                          Trade
Fund                      Date       CUSIP        Issuer                  144A
--------------------------------------------------------------------------------

THRIVENT PARTNER MID CAP                          AMERICAN ELECTRIC
VALUE PORTFOLIO           04/01/2009 025537101    POWER INC               Y
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THRIVENT PARTNER MID CAP
VALUE PORTFOLIO           05/12/2009 345370860    FORD MOTOR COMPANY      Y
--------------------------------------------------------------------------------

THRIVENT PARTNER MID CAP
VALUE PORTFOLIO           05/20/2009 7591EP100    REGIONS FINANCIAL CORP  Y
--------------------------------------------------------------------------------

THRIVENT PARTNER MID CAP
VALUE PORTFOLIO           06/01/2009 867914103    SUNTRUST BANKS INC      Y
--------------------------------------------------------------------------------

THRIVENT PARTNER MID CAP                          TRANSATLANTIC HOLDING
VALUE PORTFOLIO           06/05/2009 893521104    INC                     Y
--------------------------------------------------------------------------------
THRIVENT PARTNER MID CAP
VALUE PORTFOLIO           06/11/2009 929160109    VULCAN MATERIALS CO     Y
---------------------------------------------------------------------------------

THRIVENT PARTNER MID CAP
VALUE PORTFOLIO           06/16/2009 534187109    LINCOLN NATIONAL CORP   Y
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THRIVENT PARTNER WORLDWIDE
ALLOCATION PORTFOLIO      03/25/2009 715638AW2    REPUBLIC OF PERU        Y
---------------------------------------------------------------------------------

THRIVENT PARTNER WORLDWIDE
ALLOCATION PORTFOLIO      04/02/2009 042303887    STATE OF QATAR          Y
--------------------------------------------------------------------------------


                                    Par/       Issuer                                 Participating       Selling
Fund                       Price    Amount     Size          Percent   Broker         Underwriters        Concession
-------------------------- ---------------------------------------------------------------------------------------------
THRIVENT PARTNER MID CAP                                               CSFB,          GOLDMAN SACHS,      Underwriting
VALUE PORTFOLIO            24.50    12,290     60,000,000    0.0205%   KEYBANC        ABN AMRO,           commission
                                                                       CAPITAL        BARCLAYS BANK,      $0.735
                                                                                      CSFB, JPMORGAN,
                                                                                      KEYBANC CAPITAL,
                                                                                      MORGAN STANLEY,
                                                                                      UBS SECURITIES
-------------------------- ---------------------------------------------------------------------------------------------
THRIVENT PARTNER MID CAP                                               CITIGROUP      GOLDMAN SACHS,      Underwriting
VALUE PORTFOLIO            4.75     127,040    300,000,000   0.0423%   GLOBAL         CITIGROUP GLOBAL    commission
                                                                       MARKETS        MARKETS, DEUTSCHE   $0.1425
                                                                                      BANK SECURITIES,
                                                                                      JPMORGAN, MORGAN
                                                                                      STANLEY, MERRILL
                                                                                      LYNCH
-------------------------- ---------------------------------------------------------------------------------------------
THRIVENT PARTNER MID CAP                                                              GOLDMAN SACHS,      Underwriting
VALUE PORTFOLIO            4.00     163,750    400,000,000   0.0409%   JPMORGAN       JPMORGAN,  MORGAN   commission
                                                                                      KEEGAN              $0.1500
-------------------------- ---------------------------------------------------------------------------------------------
THRIVENT PARTNER MID CAP                                               MORGAN         GOLDMAN SACHS,      Underwriting
VALUE PORTFOLIO            13.00    17.380     108,000,000   0.0161%   STANLEY        MORGAN STANLEY,     commission
                                                                                      ROBINSON            $0.4225
                                                                                      HUMPHREY, SANDLER
                                                                                      O'NEILL
                                                                                      PARTNERSHIP
-------------------------- ---------------------------------------------------------------------------------------------
THRIVENT PARTNER MID CAP                                                              GOLDMAN SACHS,      Underwriting
VALUE PORTFOLIO            38.00    5,830      26,000,000    0.0224%   JPMORGAN       DOWLING &           commission
                                                                                      PARTNERS, FOX       $1.3300
                                                                                      PITT KELTON,
                                                                                      JPMORGAN, LAZARD
                                                                                      FRERES, MORGAN
                                                                                      STANLEY
-------------------------- ---------------------------------------------------------------------------------------------
THRIVENT PARTNER MID CAP                                               MERRILL        GOLDMAN SACHS,      Underwriting
VALUE PORTFOLIO            41.00    3,160      11,500,000    0.0275%   LYNCH          ABN AMRO, BB&T      commission
                                                                                      CAPITAL,            $1.6400
                                                                                      JPMORGAN, MERRILL
                                                                                      LYNCH, MORGAN
                                                                                      KEEGAN, UBS
                                                                                      SECURITIES,
                                                                                      WACHOVIA
                                                                                      SECURITIES,
                                                                                      SUNTRUST ROBINSON
                                                                                      HUMPHREY, THE
                                                                                      WILLAIMS CAPITAL
                                                                                      GRP, MIZUHO
                                                                                      SECURITIES USA,
                                                                                      MITSUBISHI UFJ
                                                                                      SECURITIES, BBVA
                                                                                      SECURITIES
-------------------------- ---------------------------------------------------------------------------------------------
THRIVENT PARTNER MID CAP                                               MERRILL        GOLDMAN SACHS,      Underwriting
VALUE PORTFOLIO            15.00    7,960      40,000,000    0.0199%   LYNCH          CSFB, JPMORGAN,     commission
                                                                                      MERRILL LYNCH,      $0.6600
                                                                                      MORGAN STANLEY,
                                                                                      UBS SECURITIES,
                                                                                      WACHOVIA
                                                                                      SECURITIES
-------------------------- ---------------------------------------------------------------------------------------------
THRIVENT PARTNER WORLDWIDE                                                            JPMORGAN, GOLDMAN   Underwriting
ALLOCATION PORTFOLIO       129.350  150,000    1,000,000,000 0.0150%   JPMORGAN       SACHS               spread 0.200%
-------------------------- ---------------------------------------------------------------------------------------------
                                                                       BARCLAYS       BARCLAYS, BNP       Underwriting
THRIVENT PARTNER WORLDWIDE                                                            PARIBAS/LONDON,     spread 0.200%
ALLOCATION PORTFOLIO       99.682   100,000    1,000,000,000 0.0100%                  GOLDMAN SACHS
-------------------------- ---------------------------------------------------------------------------------------------